EXHIBIT 10.17


                            REVOLVING PROMISSORY NOTE

$750,000                                                     Arlington, Virginia
                                                                January 10, 2003

      FOR VALUE RECEIVED, the undersigned, SOLUTION TECHNOLOGY INTERNATIONAL, INC., a Delaware corporation ("Borrower"), promises to pay to the order of CROSSHILL GEORGETOWN CAPITAL, L.P. ("Lender"), at such place as the holder hereof may designate, in lawful money of the United States of America, the aggregate unpaid principal amount of all advances ("Advances") made by Lender to Borrower in accordance with the terms and conditions of the Loan and Security Agreement between Borrower and Lender of even date herewith (as amended from time to time, the "Loan Agreement"), up to a maximum principal amount of Seven Hundred Fifty Thousand Dollars ($750,000) ("Principal Sum"), or so much thereof as may be advanced or readvanced and remains unpaid. Borrower shall also pay interest on the aggregate unpaid principal amount of such Advances, as follows:

      Commencing as of the date hereof and continuing until repayment in full of all sums due hereunder, the unpaid principal amount of all Advances shall bear interest of twelve percent (12%) per annum. All interest payable under the terms of this Note shall be calculated on the basis of a 360-day year and the actual number of days elapsed, including the day any Advance is made and the day it is repaid.

      The unpaid principal amount of all Advances, together with interest accrued and unpaid thereon, shall be due and payable as follows:

      (a) Interest only on the unpaid principal amount shall be due and payable monthly in arrears, commencing on February 1, 2003, and continuing on the first day of each calendar month thereafter to maturity; and

      (b) Unless sooner paid, the unpaid principal amount of all Advances, together with interest accrued and unpaid thereon, shall be due and payable in full on the Revolving Maturity Date.

      The fact that the balance hereunder may be reduced to zero from time to time pursuant to the Loan Agreement will not affect the continuing validity of this Note or the Loan Agreement, and the balance may be increased to the Principal Sum after any such reduction to zero.

      Borrower further agrees that, if any payment made by Borrower or any other person is applied to this Note and is at any time annulled, set aside, rescinded, invalidated, declared to be fraudulent or preferential or otherwise required to be refunded or repaid, or the proceeds of any property hereafter securing this Note is required to be returned by Lender to Borrower, its estate, trustee, receiver or any other party, including, without limitation, such Borrower, under any bankruptcy law, state or federal law, common law or equitable cause, then, to the extent of such payment or repayment, Borrower's


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liability  hereunder  (and any  lien,  security  interest  or  other  collateral securing such liability) shall be and remain in full force and effect, as fully as if such payment had never been made, or, if prior thereto any such lien, security interest or other collateral hereafter securing Borrower's liability hereunder shall have been released or terminated by virtue of such cancellation or surrender, this Note (and such lien, security interest or other collateral) shall be reinstated in full force and effect, and such prior cancellation or surrender shall not diminish, release, discharge, impair or otherwise affect the obligations of Borrower in respect of the amount of such payment (or any lien, security interest or other collateral securing such obligation).

      This  Note  is the  "Revolving  Promissory  Note"  described  in the  Loan
Agreement, to which reference is hereby made for a more complete statement of the terms and conditions under which the loans and advances evidenced hereby are made. This Note is secured as provided in the Loan Agreement. All capitalized terms used herein and not otherwise defined shall have the meanings given to such terms in the Loan Agreement.

      Borrower irrevocably waives the right to direct the application of any and all payments at any time hereafter received by Lender from or on behalf of Borrower and Borrower irrevocably agrees that Lender shall have the continuing exclusive right to apply any and all such payments against the then due and owing obligations of Borrower as Lender may deem advisable. In the absence of a specific determination by Lender with respect thereto, all payments shall be applied in the following order: (a) then due and payable fees and expenses; (b) then due and payable interest payments and mandatory prepayments; and (c) then due and payable principal payments and optional prepayments.

      Lender is hereby authorized by Borrower to endorse on Lender's books and records each Advance made by Lender under this Note and the amount of each payment or prepayment of principal of each such Advance received by Lender; it being understood, however, that failure to make any such endorsement (or any error in notation) shall not affect the obligations of Borrower with respect to Advances made hereunder, and payments of principal by Borrower shall be credited to Borrower notwithstanding the failure to make a notation (or any errors in notation) thereof on such books and records.

      The occurrence of any one or more of the following events shall constitute an event of default (individually, an "Event of Default" and collectively, the "Events of Default") under the terms of this Note:

      (a) The failure of Borrower to pay to Lender, within 10 days of the applicable due date, any and all amounts payable by Borrower to Lender under the terms of this Note; or

      (b) The occurrence of an Event of Default (as defined therein) under the terms and conditions of any of the other Loan Documents.


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

      Upon the occurrence of an Event of Default, at the option of Lender, all amounts payable by Borrower to Lender under the terms of this Note shall immediately become due and payable by Borrower to Lender without notice to Borrower or any other person, and Lender shall have all of the rights, powers, and remedies available under the terms of this Note, any of the other Loan Documents and all applicable laws. Borrower and all endorsers, guarantors, and other parties who may now or in the future be primarily or secondarily liable for the payment of the indebtedness evidenced by this Note hereby severally waive presentment, protest and demand, notice of protest, notice of demand and of dishonor and non-payment of this Note and expressly agree that this Note or any payment hereunder may be extended from time to time without in any way affecting the liability of Borrower, guarantors and endorsers.

      Borrower promises to pay all reasonable costs and expense of collection of this Note and to pay all reasonable attorneys' fees incurred in such collection, whether or not there is a suit or action, or in any suit or action to collect this Note or in any appeal thereof. Time is of the essence as to all obligations hereunder.

      This Note is issued pursuant to the Loan Agreement, which shall govern the rights and obligations of Borrower with respect to all obligations hereunder.

      Borrower acknowledges and agrees that this Note shall be governed by the laws of the Commonwealth of Virginia, excluding conflicts of laws principles, even though for the convenience and at the request of Borrower, this Note may be executed elsewhere.

      BORROWER ACCEPTS FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, UNCONDITIONALLY, THE EXCLUSIVE JURISDICTION OF ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN THE COMMONWEALTH OF VIRGINIA IN ANY ACTION, SUIT, OR PROCEEDING OF ANY KIND, AGAINST IT WHICH ARISES OUT OF OR BY REASON OF THIS AGREEMENT. BORROWER AND LENDER EACH HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF ANY OF THE LOAN DOCUMENTS OR ANY OF THE TRANSACTIONS CONTEMPLATED THEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS. EACH PARTY RECOGNIZES AND AGREES THAT THE FOREGOING WAIVER CONSTITUTES A MATERIAL INDUCEMENT FOR IT TO ENTER INTO THIS AGREEMENT. EACH PARTY REPRESENTS AND WARRANTS THAT IT HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL AND THAT IT KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL.


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      IN WITNESS  WHEREOF,  Borrower  has caused this Note to be executed  under seal by its duly authorized officers as of the date first written above.


WITNESS/ATTEST:                         SOLUTION TECHNOLOGY INTERNATIONAL, INC.


                                        By: /s/ Dan L. Jonson             (SEAL)
------------------------------             -------------------------------
                                           Name:  Dan L. Jonson
                                           Title: President


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